UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 3, 2009
CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	000-51734 (Commission File Number)	37-1516132 (IRS Employer Identification No.)
2780 Waterfront Pkwy E. Drive
Suite 200
Indianapolis, Indiana 46214
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (317) 328-5660
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     Calumet Specialty Products Partners, L.P. is filing this Current Report on Form 8-K (“Form 8-K”) to update certain financial information in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 that we filed on March 4, 2009 (“Form 10-K”).
     Emerging Issues Task Force (“EITF”) Issue No. 07-4, Application of the Two-Class Method under FASB Statement No. 128 to Master Limited Partnerships (“EITF 07-4”) addresses the computation of earnings per unit for master limited partnerships that issue multiple classes of securities that participate in partnership distributions and, effective January 1, 2009, is applied retroactively to all periods presented.
     Our securities consist of publicly traded common units held by limited partners, a general partner interest and separately transferable incentive distribution rights (“IDRs”). EITF 07-4 requires earnings or losses for a reporting period to be allocated to the limited partner, general partner and holders of IDRs using the two-class method to compute earnings per unit. Under this method, EITF 07-4 requires net income or loss for a reporting period to be reduced (or increased) by the amount of Available Cash (as defined by our partnership agreement) that has been or will be distributed to the participating security holders. Under our partnership agreement, IDRs are not entitled to distributions other than those provided for under the definition of Available Cash. Available Cash is generally defined as all of our cash and cash equivalents on hand at the end of each quarter less reserves established by our general partner for future requirements. Any excess of distributions over net income (or excess of net income over distributions) shall be allocated to the limited partners and general partner, 98% and 2%, respectively as specified in our partnership agreement.
     We have recast certain selected financial data to retroactively apply EITF 07-4 to the years ended December 31, 2008, 2007 and 2006. The information noted as “as adjusted” included in Exhibit 99.1 of this Current Report on Form 8-K reflects the impact of the application of EITF 07-04 and supersedes Net income per limited partner unit, basic and diluted, included in Item 6 Selected Financial Data included in our Form 10-K. The adoption of EITF 07-4 did not impact net income for any periods presented.
Item 9.01 Financial Statements and Exhibits.
          (d) Exhibits.
               See Exhibit Index included herewith
(c) Exhibits.

Exhibit Number	Description
23	Consent of Ernst & Young, LLP, Independent Registered Public Accounting Firm

99.1	Revisions to Calumet Specialty Products Partners, L.P. 2008 Annual Report on Form 10-K:

• Part II, Item 6, Selected Financial and Operating Data

• Part II, Item 8. Financial Statements

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.
By:	CALUMET GP, LLC,
its General Partner

By:	/s/ R. Patrick Murray, II
	Name:	R. Patrick Murray, II
	Title:	Vice President, Chief Financial Officer and Secretary

December 3, 2009

EXHIBIT INDEX

Exhibit Number	Description
23	Consent of Ernst & Young, LLP, Independent Registered Public Accounting Firm

99.1	Revisions to Calumet Specialty Products Partners, L.P. 2008 Annual Report on Form 10-K:

• Part II, Item 6, Selected Financial and Operating Data

• Part II, Item 8. Financial Statements